SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2006
BioMed Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)
17140 Bernardo Center Drive, Suite 222
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIR 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     In connection with the acquisition of Sun Microsystems, Inc.’s Newark, California campus, described below under Item 2.01, BioMed Realty Trust, Inc. (“BioMed”), through its Operating Partnership, BioMed Realty, L.P. (the “Operating Partnership”), entered into ten leases with Sun Microsystems, totaling approximately 1.4 million square feet at an aggregate annualized base rent of $18.6 million. The leases conclude in phases over an 18-month period from the closing of the acquisition and are cancelable at the tenant’s option with 90 days’ notice. BioMed intends to re-market and re-develop the space for use by life science and other tenants.
     The foregoing description of the Sun Microsystems leases does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of lease, which is filed as an exhibit to this report and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On July 11, 2006, BioMed, through its Operating Partnership, completed the acquisition of the Sun Microsystems campus located in Newark, California. The campus includes ten buildings comprising a total of approximately 1.4 million square feet of primarily office space, as well as undeveloped land. The total purchase price was approximately $214.0 million, excluding closing costs.
     In connection with the closing of the acquisition, BioMed issued a press release, which is attached as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(b) Unaudited Pro Forma Consolidated Financial Statements.
 The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days  following the due date of this report.
(d) The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit

10.1	Purchase and Sale Agreement, dated as of June 7, 2006, between Sun Microsystems, Inc. and BioMed Realty, L.P.

10.2	First Amendment to Purchase and Sale Agreement, dated as of June 22, 2006, between Sun Microsystems, Inc. and BioMed Realty, L.P.

10.3	Second Amendment to Purchase and Sale Agreement, dated as of June 23, 2006, between Sun Microsystems, Inc. and BioMed Realty, L.P.

10.4	Form of Lease between Sun Microsystems, Inc. and BMR-Gateway Boulevard LLC.

99.1	Press release issued by BioMed Realty Trust, Inc. on July 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2006	BIOMED REALTY TRUST, INC.

	By:	/s/ R. KENT GRIFFIN, JR.
Name: R. Kent Griffin, Jr.
Title: Chief Financial Officer